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                        Aquila Gas Pipeline Corporation


                              File Number 1-12426


                                  Exhibit 21.1




                         Subsidiaries of the Registrant


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                                                                   EXHIBIT 21.1


                         Subsidiaries of the Registrant

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         Direct Subsidiaries of Aquila Gas Pipeline Corporation:
             Aquila Tristar Corporation, a Delaware corporation
             Aquila Southwest Energy Corporation, a Delaware corporation Aquila Katy Pipeline Corporation, a Delaware corporation Aquila Gas Processing Corporation, a Delaware corporation Aquila Southeast Pipeline Corporation, a Delaware corporation Aquila Gas Systems Corporation, a Delaware corporation
             AQP Newco Corporation, a Delaware corporation
             AQP Acquisitions L.L.C., a Delaware limited liability company


         Direct and Indirect Subsidiaries of Aquila Tristar Corporation:
             Tristar Gas Investments Corporation, a Texas corporation
             Tristar Gas Company L.P., a Texas limited partnership
             Tristar Gas Marketing Company, a 50% owned Texas general partnership
             Tristar Gas Marketing LTD, a Texas limited partnership
             South Texas Gas Gathering and Treating System, a 50% owned Texas joint venture
             Dorado Joint Venture, a 40% owned Texas joint venture
             Nustar Joint Venture, a 20% owned Texas joint venture


         Direct and Indirect Subsidiaries of Aquila Southwest Energy Corporation:
             Aquila Southwest Pipeline Corporation, a Delaware corporation
             Aquila Southwest Marketing Corporation, a Delaware corporation Fayette County Gathering System, a 50% owned Texas joint venture Aquila Southwest Processing, L.P., a Delaware limited partnership Aquila Southwest Marketing, L.P., a Delaware limited partnership Aquila Limited Corporation, a Nebraska corporation

         Direct Subsidiary of Aquila Gas Systems Corporation:
             Aquila Gas Systems Marketing Corporation, a Delaware corporation


         Direct Subsidiary of AQP Newco Corporation and AQP Acquisitions L.L.C.:
             AQP Holdings L.P., a Delaware limited partnership
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